Exhibit 10.1

AGREEMENT OF SETTLEMENT AND RELEASE

This AGREEMENT OF SETTLEMENT AND RELEASE (the “Agreement”) is made and entered into as of April 23, 2015 (the “Effective Date”), by and between Plaintiff Michael Strathmann (“Strathmann” or “Plaintiff”), on the one hand, and Defendants Acacia Research Corporation, a Delaware corporation (“Acacia”) CombiMatrix Corporation, a Delaware corporation (“CombiMatrix”), and Amit Kumar, an individual (“Kumar”) (collectively “Defendants” or “Defendant Parties”), on the other hand.  Strathmann and Defendants are sometimes collectively referred to herein as the “Parties.”

Recitals

This Agreement is made with reference to the following facts and circumstances:

A.                                    On or about November 19, 2010, Strathmann initiated the “Action” by filing a complaint against Acacia, CombiMatrix, Kumar and Does 1-10 in the Superior Court of California, County of Orange, styled The People Of The State Of California, Ex Rel. Michael Strathmann PhD. v. Acacia Research Corporation, a Delaware corporation, CombiMatrix Corporation, a Delaware corporation, Amit Kumar, an individual, and John and Jane Does 1-10, Case No. 30-2010 00426554, alleging violation of California Insurance Code Section 1871.7.  Thereafter, Strathmann filed a First Amended Complaint (the “Complaint”) in the Action.

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

B.                                    Trial of the Action commenced on or about June 9, 2014.  On March 6, 2015 Judgment (“Judgment”) was entered against Strathmann and in favor of all Defendants, and Strathmann’s Complaint was ordered dismissed with prejudice.

C.                                    On March 20, 2015, Strathmann filed a Notice of Motion for a New Trial and a Motion to Vacate the Judgment.

D.                                    The Parties hereto do, wish to, and hereby do, settle finally and forever their current and ongoing differences, and any and all known and unknown claims and causes of actions which may exist between them, including without limitation any and all claims which have been alleged in the Action or which could be alleged now or in the future, on the following terms and conditions.

Agreement

In consideration of the foregoing recitals, the mutual undertakings contained in this Agreement, and other good, valuable and sufficient consideration, the Parties hereto agree as follows:

1.                                      No Admission of Liability.  The parties to this Agreement explicitly acknowledge that this Agreement represents a settlement of disputed claims, and that by

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

entering into this Agreement no party admits or acknowledges the existence of any liability or wrongdoing, and any liability or wrongdoing is expressly denied and disputed.  Accordingly, neither this Agreement nor any of its terms shall be offered or received as evidence in any proceeding in any forum as an admission of liability or wrongdoing on the part of any party hereto or its agents.

2.                                      Dismissal of the Action with Prejudice.  Strathmann shall dismiss the Action with prejudice as to all Parties and claims.  Concurrent with Defendants’ delivery to Strathmann of a Counterpart of this Agreement fully executed by Defendants, Strathmann shall deliver to counsel for Defendants a fully executed Request for Dismissal of the entire Action with Prejudice, which Defendants’ counsel will be authorized to file immediately.

3.                                      Withdrawal of Motion for New Trial and Motion to Vacate Judgment.   Strathmann shall withdraw his Motion for New Trial and Motion to Vacate the Judgment.  Concurrent with Defendants’ delivery to Strathmann of a Counterpart of this Agreement fully executed by Defendants, Strathmann shall cause his counsel to file a written Notice of Withdrawal with Prejudice of his Motion for New Trial and a written Notice of Withdrawal with Prejudice of his Motion to Vacate the Judgment.  Strathmann knowingly, voluntarily, expressly and forever waives the right to bring a Motion for New Trial or a Motion to Vacate the Judgment in connection with the Action.

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

4.                                      Waiver of Right to Appeal the Judgment.  Strathmann knowingly, voluntarily, expressly and forever waives the right to appeal the Judgment entered in this Action, and covenants that Strathmann shall not file any appeal of the Judgment.

5.                                      Waiver of Costs.   Strathmann, on the one hand, and Acacia, Kumar and CombiMatrix, jointly and severally on the other hand, knowingly, voluntarily, expressly and forever waive recovery of costs that have been awarded or may be awarded to the other side in this Action, and agree that each side shall bear its own costs incurred through the Effective Date of this Settlement Agreement.  Acacia shall cause its counsel to file a written Notice of Withdrawal with Prejudice of its Memorandum of Costs and waives the costs set forth in its Memorandum of Costs filed in the Action on March 18, 2015 and any other costs to date; CombiMatrix and Kumar shall cause their counsel to file a written Notice of Withdrawal with Prejudice of their Memorandum of Costs and waive the costs set forth in their Memorandum of Costs filed in the Action on March 18, 2015 and any other costs to date; and Strathmann waives any costs he may have been awarded in connection with his prior appeal in this Action, and any other costs to date.

6.                                      Release by Strathmann.  Except with respect to the obligations and representations in this Agreement, Strathmann, for and on behalf of himself and each of his employees, partners, agents, heirs, spouses, marital communities, attorneys, trustees,

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

trustors, beneficiaries, predecessors, successors, affiliates, representatives, and assigns, jointly and severally, on the one hand, does hereby fully and forever release and discharge Acacia, CombiMatrix, Kumar and each of their officers, directors, shareholders, subsidiaries, parents, owners, members, employees, partners, agents, heirs, spouses, marital communities, attorneys (including without limitation Corbett, Steelman & Specter, Stradling, Yocca, Carlson & Rauth, Grant, Genovese & Baratta, LLP and all current and former partners and attorneys thereof), trustees, trustors, beneficiaries, predecessors, successors, affiliates, representatives and assigns, jointly and severally, on the other hand, from and against any and all claims and causes of action, whether in law or in equity, suits, debts, liens, rights, contracts, agreements, acts, promises, liabilities, obligations, demands, damages, losses, costs, fees (including, without limitation, those of attorneys) and expenses, of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, which exist or may have existed between them, or any of them, at any time whatsoever, including but not limited to all claims alleged or which could have been alleged in the Action.

7.                                      Release by the Defendant Parties.   Except with respect to the obligations and representations in this Agreement, the Defendant Parties, for and on behalf of themselves and each of their officers, directors, shareholders, subsidiaries, parents, owners, members, employees, partners, agents, heirs, spouses, marital communities, attorneys, trustees, trustors, beneficiaries, predecessors, successors, affiliates,

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

representatives and assigns, jointly and severally, on the one hand, do hereby fully and forever release and discharge Strathmann and each of his employees, partners, agents, heirs, spouses, marital communities, attorneys (including without limitation Kelley, Goldfarb, Huck & Roth, PLLC, Buchalter Nemer, Zolonz & Associates, and all current and former partners and attorneys thereof), trustees, trustors, beneficiaries, successors, affiliates, representatives, and assigns, jointly and severally, on the other hand, from and against any and all claims and causes of action, whether in law or in equity, suits, debts, liens, rights, contracts, agreements, acts, promises, liabilities, obligations, demands, damages, losses, costs, fees (including, without limitation, those of attorneys) and expenses, of whatsoever kind or nature, whether known or unknown, suspected or unsuspected, which exist or may have existed between them, or any of them, at any time whatsoever, including but not limited to all claims alleged or which could have been alleged in the Action.

8.                                      Waiver of CA Civil Code Section 1542.  THE PARTIES HERETO UNDERSTAND AND AGREE THAT THE RELEASES SET FORTH ABOVE EXTEND TO ALL CLAIMS OF EVERY NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, EXCEPT FOR ACTIONS NECESSARY TO ENFORCE THE TERMS OR INTENT OF THIS AGREEMENT.  WITH RESPECT TO SUCH RELEASES, THE PARTIES HERETO EXPRESSLY WAIVE AND RELINQUISH ANY AND ALL RIGHTS

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

9.                                      Covenant Not to Sue.  Strathmann, on the one hand, and Defendant Parties, jointly and severally on the other hand, hereby covenant and agree that they will not now or at any time in the future assert any claim, bring any action, or file, join in or assist in any lawsuit, protest or derogatory or defamatory communication (including against any of the Parties or the spouses of Strathmann or Kumar) in connection with, arising from or related in any way to the matters released by this Agreement or to the Action.  Strathmann and his spouse further represent and warrant that, to the best of their knowledge, they do not currently, directly or indirectly, own any shares in CombiMatrix or Acacia and covenant that they will not knowingly purchase stock in Acacia or CombiMatrix in the future. Each of the Parties further covenants that they will not in any way whatsoever voluntarily file, suggest, support, participate in, aid or

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

assist, any lawsuit based upon any acts, omissions, or conduct that existed on or before the Effective Date or derogatory or defamatory communication against any of the Parties or the spouses of Strathmann or Kumar, or advise any party in connection with any such lawsuit.  By way of example, a derogatory or defamatory communication would include unsolicited comments or references to this Action to a prospective employer of any of the Parties or the spouses of Strathmann or Kumar.

10.                               Mistake Of Fact Or Law.  The Parties hereto understand that any and all of the facts and circumstances and the law relative to this Agreement may be other than is now known to or believed by either of them, yet this Agreement shall nevertheless be binding and effective.

11.                               No Reliance Upon Any Statement.  The Parties hereto and their counsel specifically acknowledge and agree that they have read this Agreement and execute it without relying upon any statements, representations, or warranties, written or oral, as to any matter of law or fact made by any other party or attorney, not expressly set forth herein.  The parties hereto have read and understand the terms of this Agreement, and warrant and represent that this Agreement is executed voluntarily and without duress or undue influence on the part of or on behalf of any party hereto.

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

12.                               Severability.  If any clause or provision of this Agreement is held to be illegal, invalid or unenforceable under any law applicable to the terms hereof, then the remainder of this Agreement shall not be affected thereby; provided, however, that the clause or provision which is thus eliminated has no adverse effect on the basic terms, conditions and intent of this Agreement.

13.                               Confidentiality.  Notwithstanding anything to the contrary herein, after the Effective Date of this Agreement, the Parties shall be bound by the duties and obligations of confidentiality, if any, to the other Parties that existed prior to the commencement of the Action, including any obligations of confidentiality set forth in Strathmann’s Confidentiality Agreement.

14.                               Counterparts, Facsimile and Electronic Signatures.  This Agreement may be executed in one or more counterparts, and all of such counterparts taken together shall constitute one agreement.  This Agreement may be delivered by facsimile, or electronically, and a facsimile signature or an electronic signature shall constitute an original signature for any and all purposes.

15.                               Waiver or Modification.  No provision hereto may be waived, modified or amended, except by a written agreement executed by each and every of the Parties hereto.

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

16.                               Applicable Law.  The provisions and performance under this Agreement shall be construed in accordance with the laws of the State of California.

17.                               Captions.  Captions in this Agreement are asserted for convenience of reference only and do not define, describe or limit the scope of the intent of this Agreement or any of the terms hereof.

18.                               Representation of No Assignment.  Strathmann represents that he (through his attorneys) has provided Antonio Celaya (from the Department of Insurance) with a copy of the Court’s Judgment and Statement of Decision and has also notified Mr. Celaya of Strathmann’s intention to enter into this Agreement.  Neither Mr. Celaya nor anyone else with the Department of Insurance have expressed any objection to this Agreement to Strathmann or his counsel.  The Parties further represent and warrant that no portion of any claim, claim for damages, right, demand, action or cause of action released by this Agreement has been assigned or transferred, voluntarily, by operation of law, or otherwise, to any other person, business or entity, or is held by any other party including the People of the State of California, except to the extent that the People of the State of California may somehow have some interest in the claims by circumstances of Insurance Code Section 1871.7 or operation of law. Subject to the above representations and exception, in the event that any claim, demand or suit should be made or instituted against any person or entity released hereby because of any

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

purported assignment, subrogation, or transfer, the assigning party or parties agree to indemnify and hold the released person, persons or entities harmless against such claim, demand or suit and shall pay and satisfy such claim, demand or suit, and necessary expenses, including but not limited to attorneys’ fees and costs, incurred by reason thereof.  Subject to the above representations and exception, the Parties hereto represent and warrant that the persons executing this Agreement are fully and completely and duly authorized to resolve this dispute and any other claims released herein in their entirety and to enter into this Agreement.

19.                               Entire Agreement.  This Agreement contains the entire integrated agreement between the Parties hereto respecting the subject matter of this Agreement and supersedes all prior understandings and agreements, whether oral or in writing, between the Parties respecting the subject matter of this Agreement.  There are no representations, agreements, arrangements or understandings, oral or in writing, between or among the Parties to this Agreement relating to the subject matter of this Agreement which are not fully expressed in this Agreement.  The terms of this Agreement are intended by the Parties hereto as a final expression of their agreement with respect to those terms and they may not be contradicted by evidence of any prior agreement or of any contemporaneous agreement.

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

20.                               Further Actions:  Except to the extent related to intellectual property owned or invented by Strathmann arising after the Releases set forth in this Agreement, in the event that there is any dispute between Strathmann and Defendants regarding any matter whatsoever, including, but not limited to, this Agreement, such dispute shall be resolved exclusively by binding arbitration before the Judicial Arbitration & Mediation Services in Orange County, California (hereinafter referred to as “JAMS”), in accordance with JAMS’ then current rules and regulations, and in accordance with and under the laws of the State of California, including without limitation applicable statutes of limitation.  In the event that Strathmann and Defendants are unable to agree upon an Arbitrator before JAMS, then Strathmann and Defendants hereby agree that JAMS shall itself choose the Arbitrator from its qualified panel of Arbitrators.  The initial fees of JAMS shall be borne by the parties equally, with the Arbitrator to ultimately assess the costs of the Arbitration, including the Arbitrator’s fees, in favor of the prevailing party as determined by the Arbitrator.  The arbitrator shall only have power to issue a decision supported by substantial evidence and in accordance with California law, and which shall be final and binding on the parties.  The arbitrator shall not be empowered to award punitive damages.  The proceedings shall be kept strictly confidential except as required to be disclosed by a public company, or as may be necessary to enforce the arbitration award.  Except to the extent related to intellectual property owned or invented by Strathmann arising after the Releases set forth in this Agreement, any dispute between Strathmann and Defendants may not be determined by lawsuit or resort

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

to court process except as California law otherwise provides for the judicial review of arbitration proceedings only.  Strathmann and Defendants agree that by entering into this Agreement, Strathmann and Defendants agree to waive their constitutional right to have any such dispute decided in a court of law, before a jury, and instead are choosing to accept the use of Arbitration.  The prevailing party in any such action or proceeding shall be entitled to recover all of his or its costs and expenses incurred in the action or proceeding, including, but not limited to, reasonable attorneys’ fees and court costs, as determined by the Arbitrator.

Strathmann	MS	CombiMatrix	SB

Acacia	MV	Kumar	AK

21.                               Forum.  With respect to any claim related to intellectual property owned or invented by Strathmann arising after the Releases set forth in this Agreement, which is the sole exception to the requirement of arbitration set forth above, the only forum for any such action shall be Orange County, California unless the determination of the forum cannot be controlled by an agreement of the Parties or if Orange County, California is not an available forum for the claim.

22.                               Attorneys’ Fees.  Strathmann, on the one hand, and Acacia, Kumar and CombiMatrix, jointly and severally on the other hand, knowingly, voluntarily, expressly

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

and forever waive recovery of attorney fees incurred in this Action, and agree each side shall bear its own attorney fees incurred in the Action through the Effective Date of this Agreement.  In the event any further action, suit or other proceeding is taken or instituted to remedy, prevent or obtain relief from a breach of this Agreement, arising out of a breach of this Agreement, involving claims within the scope of the release contained in this Agreement, or pertaining to a declaration of rights under this Agreement, the prevailing Party shall recover all of such Party’s reasonable costs, expenses and attorneys’ fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom and all efforts to enforce any resulting judgment obtained therein.

23.                               Neutral Interpretation Without Regard to the Draftsman.  The Parties hereto acknowledge that they are entering into this Agreement after consulting with counsel and based upon equal bargaining power, with all parties participating in its preparation.  The Parties hereto acknowledge and agree that they have been and are represented by legal counsel of their choice in negotiating and entering into this Agreement, that the attorneys for each party have had an equal opportunity to participate in the negotiation and preparation of this Agreement, and the terms of this Agreement shall be construed as to their fair meaning, and shall not be interpreted in favor of or against any party on account of the draftspersons, but shall be interpreted solely for the purpose of fairly effectuating the intent of the Parties.

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

ACCEPTED AND AGREED:

/s/MICHAEL STRATHMANN
Michael Strathmann

Acacia Research Corporation, a
Delaware corporation

By:		/s/MATHEW VELLA

	Its:	CEO

CombiMatrix Corporation, a
Delaware corporation

By:		/s/SCOTT BURELL

	Its:	CFO, Secretary and Treasurer

/s/AMIT KUMAR
Amit Kumar

[SIGNATURES CONTINUE]

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK

APPROVED AS TO FORM:

KELLY, GOLDFARB, HUCK & ROTH, PLLC

By:	/s/MICHAEL A. GOLDFARB
Michael A. Goldfarb
Attorneys for Plaintiff/Relator
MICHAEL STRATHMANN

STRADLING YOCCA CARLSON & RAUTH, P.C.

By:	/s/MARK J. SCHNEIDER
Marc J. Schneider
Attorneys for Defendant ACACIA
RESEARCH CORPORATION

GRANT, GENOVESE & BARATTA, LLP

By:	/s/GORDON G. MAY
David C. Grant
Gordon G. May
Attorneys for Defendants COMBIMATRIX
CORPORATION and AMIT KUMAR

Initials
Strathmann:	MS
Acacia:	MV
CombiMatrix:	SB
Kumar:	AK